                                                                    Exhibit 99.4

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

          This Assignment, Assumption and Recognition Agreement (this "Assignment Agreement"), dated as of March 1, 2007, among Merrill Lynch Mortgage Lending, Inc., a Delaware corporation having an address of 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Investors, Inc., a Delaware corporation having an address of 250 Vesey Street, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignee"), and Wachovia Mortgage Corporation, a North Carolina corporation having an address of 401 South Tryon Street, Suite 2200, Charlotte, North Carolina 28202 (the "Seller"), and acknowledged and agreed to by Wells Fargo Bank, N.A., a national banking association having an address of 9062 Old Annapolis Road, Columbia, Maryland 21045-1951 (the "Master Servicer"):

          For good and valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the premises and mutual covenants herein contained, the parties hereto hereby agree as follows:

          1. The Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Purchaser, in, to and under (a) those certain mortgage loans listed on Exhibit A attached hereto (the "Mortgage Loans"); and (b) the Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006, between the Assignor and the Seller, as amended by that certain Regulation AB Compliance Addendum to Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006 (the "Purchase Agreement"), but only to the extent of the Mortgage Loans. For purposes of this Assignment Agreement, the term "Purchase Agreement" includes any separate Assignment and Conveyance pursuant to which Seller and Assignor effectuated the purchase and sale of any Mortgage Loan following the execution and delivery of the Purchase Agreement.

          The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under any and all obligations of the Assignor with respect to any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on Exhibit A attached hereto and are not the subject of this Assignment Agreement.

          The Seller hereby agrees to service the Mortgage Loans in accordance with the Purchase Agreement, as amended by this Assignment Agreement.

          2. Each of the Seller and the Assignor represent and warrant to the Assignee that (a) the copy of the Purchase Agreement, attached hereto as Exhibit B, provided to the Assignee, is a true, complete and accurate copy of the Purchase Agreement, (b) the Purchase Agreement is in full force and effect as of the date hereof, (c) the provisions thereof have not been waived, amended or modified in any respect, nor have any notices of termination been given thereunder, (d) the Purchase Agreement contains all of the terms and conditions governing the sale of the Mortgage Loans by Seller to Assignor and the purchase of the Mortgage Loans by

Assignor from Seller, and (e) Seller sold, conveyed and transferred each Mortgage Loan to Assignor pursuant to the Purchase Agreement.

          3. The Assignor warrants and represents to, and covenants with, the Assignee and the Seller that:

          (a) As of the date hereof, the Assignor is not in default under the Purchase Agreement;

          (b) The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans and any and all of its interests, rights and obligations under the Purchase Agreement, free from any and all claims and encumbrances arising out of the Assignor's ownership thereof, and the Mortgage Loans, as well as the Purchase Agreement, upon the transfer thereof to the Assignee as contemplated herein, shall be free and clear of all such liens, claims and encumbrances or any lien claim or encumbrance arising out of the ownership of the Mortgage Loans by any person at any time after Assignor first acquired any Mortgage Loan from the Seller;

          (c) The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to the Seller with respect to the Purchase Agreement or the Mortgage Loans;

          (d) The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Purchase Agreement or the Mortgage Loans. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under or defaults under, the Purchase Agreement, or the Mortgage Loans;

          (e) The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to sell, transfer and assign the Mortgage Loans;

          (f) The Assignor has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignor's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignor or its property is subject. The execution, delivery and performance by the Assignor of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment Agreement has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law; and

          (g) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby.

          4. The Assignee warrants and represents to, and covenants with, the Assignor and the Seller that:

          (a) The Assignee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans;

          (b) The Assignee has full corporate power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Assignee's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Assignee or its property is subject. The execution, delivery and performance by the Assignee of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment Agreement has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditor's rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

          (c) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby; and

          (d) The Assignee agrees to be bound, as Purchaser, by all of the terms, covenants and conditions of the Purchase Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes for the benefit of the Assignor all of the Assignor's obligations as "Purchaser" thereunder, solely with respect to the Mortgage Loans.

          (e) The Assignee considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Mortgage Loans;

          5. The Seller warrants and represents to, and covenants with, the Assignor and the Assignee that:

          (a) The Seller is not a natural person or a general partnership and is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to service the Mortgage Loans. The Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

          (b) The Seller has full power and authority to execute, deliver and perform under this Assignment Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this Assignment Agreement is in the ordinary course of the Seller's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Seller's charter or by-laws, or any legal restriction, or any material agreement or instrument to which the Seller is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Seller or its property is subject. The execution, delivery and performance by the Seller of this Assignment Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Seller. This Assignment Agreement has been duly executed and delivered by the Seller and constitutes the valid and legally binding obligation of the Seller enforceable against the Seller in accordance with its respective terms except as enforceability thereof may be limited by bankruptcy, insolvency, or reorganization or other similar laws now or hereinafter in effect relating to creditors' rights generally and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or in law;

          (d) No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Seller in connection with the execution, delivery or performance by the Seller of this Assignment Agreement, or the consummation by it of the transactions contemplated hereby;

          (e) As of the date hereof, the Seller is not in default under the Purchase Agreement; and

          (f) The Seller hereby makes the representations and warranties set forth in Section 3.01 of the Purchase Agreement to the Assignee as of the date hereof. The remedies set forth in Section 3.03 shall apply in the event of a breach of any such representations and warranties. No event has occurred or has failed to occur, during the period commencing on date on which Assignor acquired the Mortgage Loans and ending on the date hereof, inclusive, which would make the representations and warranties set forth in Section 3.01 of the Purchase

Agreement untrue if such representations and warranties were made with respect to the Mortgage Loans effective as of the date hereof.

          (g) The Seller hereby acknowledges and agrees that the remedies available to the Assignee in connection with any breach of the representations and warranties made by the Seller set forth in Section 5(f) hereof shall be as set forth in Section 3.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

          6. The Seller hereby acknowledges that Wells Fargo Bank, N.A. (the "Master Servicer" and "Securities Administrator") has been appointed as the master servicer of the Mortgage Loans pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 1, 2007, among the Assignee, as depositor, HSBC Bank USA, National Association, as trustee, and Wells Fargo Bank, N.A. as the master servicer and securities administrator. The Seller shall deliver all reports required to be delivered under the Purchase Agreement to:

          Wells Fargo Bank, N.A.
          9062 Old Annapolis Road
          Columbia, Maryland 21045
          Attention: Merrill Lynch Alternative Note Asset Trust, Series 2007-F1

          7. From and after the date hereof, the Seller shall recognize the Assignee as the owner of the Mortgage Loans, and shall look solely to the Assignee for performance from and after the date hereof of the Assignor's obligations with respect to the Mortgage Loans. From and after the date hereof the Seller acknowledges that the Mortgage Loans will be part of a REMIC. The Seller will service the Mortgage Loans in accordance with the servicing provisions contained in the Purchase Agreement, but in no event in a manner that would (i) cause the REMIC to fail to qualify as a REMIC or (ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Internal Revenue Code of 1986, as amended (the "Code"), and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code). It is the intention of the Assignor, the Seller and the Assignee that this Assignment shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Seller nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase Agreement, which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

          In addition, the Seller hereby acknowledges that from and after the date hereof, the Mortgage Loans will be subject to the terms and conditions of the Pooling and Servicing Agreement pursuant to which the Master Servicer has the right to monitor the performance by the Seller of its servicing obligations under the Purchase Agreement. Such right will include, without limitation, the right to terminate the Seller under the Purchase Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Seller under the Purchase Agreement, the right to receive all monthly reports and other data required to be delivered by the Seller under the Purchase Agreement, the right to examine the books and records of the Seller, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by the Seller. In connection therewith, the Seller hereby agrees to make all remittances required under the Purchase Agreement with respect to the Mortgage Loans to the Master Servicer for the benefit of the Assignee in accordance with the following wire transfer instructions:

          Wells Fargo Bank, N.A.
          ABA #121-000-248
          Account Name: SAS Clearing
          Account # 3970771416
          For Further Credit to: 50989100
          Reference: MANA 2007-F1

          Applicable statements should be mailed to Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland, 21045, Attention:
Merrill Lynch Alternative Note Asset Trust, Series 2007-F1.

          It is the intention of the Assignor, the Seller and the Assignee that this Assignment will be a separate and distinct servicing agreement between the Assignee and the Seller, to the extent of the Mortgage Loans, and shall be binding upon and for the benefit of the respective successors and assigns of the parties hereto. Neither the Seller nor the Assignor shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans without the prior written consent of the Assignee.

          8. For the purposes of servicing the Mortgage Loans hereunder, the parties hereto agree that the provisions of the Purchase Agreement shall be modified in the manner set forth in Exhibit C hereto.

          9. Notice Addresses.

          (a) The Assignee's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

          Merrill Lynch Mortgage Lending, Inc.
          250 Vesey Street
          4 World Financial Center, 10th Floor
          New York, New York 10080
          Attention: MANA 2007-F1

          (b) The Assignor's address for purposes for all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

          Merrill Lynch Mortgage Investors, Inc.

          250 Vesey Street
          4 World Financial Center, 10th Floor
          New York, New York 10080
          Attention: MANA 2007-F1

          (c) The Seller's address for purposes of all notices and correspondence related to the Mortgage Loans and this Assignment Agreement is:

          Wachovia Mortgage Corporation
          1100 Corporate Center Drive
          Raleigh, North Carolina 27607
          Attention: Tom Fowler

          10. This Assignment Agreement shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

          11. This Assignment Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Seller, the Assignor or the Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Seller, the Assignor or the Assignee, respectively, hereunder.

          12. No term or provision of this Assignment Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

          13. This Assignment Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement by the Assignor.

          14. Notwithstanding the assignment of the Purchase Agreement by either the Assignor or Assignee, this Assignment Agreement shall not be deemed assigned by the Seller or the Assignor unless assigned by separate written instrument.

          15. For the purpose for facilitating the execution of this Assignment Agreement as herein provided and for other purposes, this Assignment Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

          16. The Seller shall deliver to the Master Servicer a list of servicing officers in the form of Exhibit D by the Closing Date.

                         [signatures on following page]

          IN WITNESS WHEREOF, the parties have caused this Assignment Agreement to be executed by their duly authorized officers as of the date first above written.

                                        Merrill Lynch Mortgage Lending, Inc as
                                        Assignor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Merrill Lynch Mortgage Investors, Inc.
                                        as Assignee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        Wachovia Mortgage Corporation Seller


                                        By:
                                            ------------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               -------------------------------

Acknowledged and Agreed:

WELLS FARGO BANK, N.A.
Master Servicer


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                    EXHIBIT A

                             Mortgage Loan Schedule

                             [Intentionally Omitted]

                                    EXHIBIT B

      Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of December 1, 2006, between Merrill Lynch Mortgage Lending, Inc.
       and Wachovia Mortgage Corporation and the Regulation AB Compliance Addendum to Seller's Purchase, Warranties and Servicing Agreement,
                          dated as of December 1, 2006

                             [Intentionally Omitted]

                                    EXHIBIT C

                       AMENDMENT OF THE PURCHASE AGREEMENT

     1. The Seller's Purchase, Warranties and Interim Servicing Agreement, dated as of December 1, 2006, shall be amended as follows:

          (a) The following changes are made to the definitions in Section 1.01:

               (i) The definition of Business Day is deleted in its entirety and replaced with the following:

     "Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the States of Maryland, Minnesota, New York or North Carolina, or (iii) a day on which banks in the States of New York or North Carolina are authorized or obligated by law or executive order to be closed."

               (ii) The definition of Closing Date is deleted in its entirety and replaced with the following:

     "Closing Date: March 26, 2007."

               (iii) The definition of Custodial Account is deleted in its entirety and replaced with the following:

     "Custodial Account: Each separate demand account or accounts created and maintained pursuant to Section 4.04 which shall be entitled "Wachovia Mortgage Corporation, in trust for Wells Fargo Bank, N.A. as Securities Administrator on behalf of the Certificate holders of the Merrill Lynch Alternative Note Asset Trust, Series 2007-F1 Mortgage Pass-Through Certificates" and shall be established as an Eligible Account, in the name of the Person that is the "Purchaser" with respect to the related Mortgage Loans."

          (b) The following sentence is hereby added to the end of the third paragraph of section 4.01:

     "Notwithstanding anything to the contrary, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Pooling and Servicing, dated as of March 1, 2007, among Merrill Lynch Mortgage Investors, Inc., Wells Fargo Bank, N.A. and HSBC Bank USA, National Association, to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code."

          (c) The following paragraph is hereby added to the end of Section
5.02:

     "No later than the fifth (5th) Business Day of each month, the Seller shall forward to the Master Servicer reports in the format set forth in Exhibits L, Exhibit M and Exhibit N hereto, with respect to monthly remittances, defaulted Mortgage Loans and realized loss calculations, respectively."

          (d) Exhibit L, Exhibit M and Exhibit N attached hereto are hereby added to the Purchase Agreement immediately following Exhibit K thereto.

     2. The Regulation AB Compliance Addendum to Seller's Purchase, Warranties and Servicing Agreement, dated as of December 1, 2006, shall be amended as follows:

          (a) The word "substantially" immediately preceding the words "in the form of Exhibit B hereto," is hereby deleted from the definition of Servicing Criteria in Section 1.01.

          (b) The word "material" is hereby inserted immediately preceding the words "legal or governmental proceedings" in Subsection 2.03(a)(C).

          (c) The words "that would be material to securityholders" immediately following the word "Subservicer" is hereby deleted from Subsection 2.03(a)(C).

          (d) The word "material" is hereby inserted immediately preceding the words "legal or governmental proceedings" in Subsection 2.03(c)(I).

          (e) The words "that would be material to securityholders" immediately following the word "Subservicer" is hereby deleted from Subsection 2.03(c)(I).

          (f) Subsection 2.03(d) is deleted in its entirety and replaced with the following:

     "(d) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) provide prompt notice to the Purchaser, any Master Servicer and any Depositor in writing of (a) any material litigation or governmental proceedings involving the Company, any Subservicer or any Third-Party Originator and (b) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (c) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Company, and (E) the Company's entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Company's obligations under this Agreement or any Reconstitution Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

          (g) The phrase ", any Master Servicer" is hereby inserted immediately following the words "provide to the Purchaser" in Section 2.03(e).

          (h) [Reserved].

          (i) The words "participants in secondary market transactions" in Subsection 2.05(a)(i) are hereby replaced with the words "the Purchaser, such Master Servicer and such Depositor".

          (j) The words "specified on Exhibit B hereto" are hereby added to the end of Subsection 2.05(a)(i).

          (k) The words "participants in secondary market transactions" in Subsection 2.05(a)(ii) are hereby replaced with the words "the Purchaser, such Master Servicer and such Depositor".

          (l) The words "if requested by the Purchaser, any Master Servicer or any Depositor not later than February 1 of the calendar year in which such certification is to be delivered," are hereby deleted from Subsection 2.05(a)(iv).

          (m) The words "Purchaser nor any Depositor will request delivery of" immediately following the words "Neither the" in Subsection 2.05(a) are hereby replaced with the words "Company nor any of its Subservicers or Subcontractors shall have to deliver".

          (n) The following paragraph is hereby deleted from Subsection 2.05(a):

     "None of the Purchaser, any Master Servicer nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor or Master Servicer is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans."

          (o) The first paragraph of Subsection 2.06(b) is hereby deleted in its entirety and hereby replaced with the following:

     "(b) It shall not be necessary for the Company to seek the consent of the Purchaser, any Master Servicer or any Depositor to the utilization of any Subcontractor. The Company shall promptly upon written request provide to the Purchaser, any Master Servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance reasonably satisfactory to the Purchaser, such Master Servicer and such Depositor) of the role and function of each Subcontractor utilized by the

     Company or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB as determined by the Company and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

          (p) The Servicing Criteria To Be Addressed in Assessment of Compliance in Exhibit B are hereby deleted in their entirety and hereby replaced with the Sericing Criteria To Be Addressed in Assessment of Compliance attached as Exhibit O hereto.

                                    EXHIBIT D

                             AUTHORIZED SIGNATORIES

NAME                         TITLE                        SIGNATURE
----                ----------------------   -----------------------------------


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

                                    EXHIBIT L

               STANDARD LOAN LEVEL FILE LAYOUT - MASTER SERVICING

EXHIBIT 1:  Layout

                                                                                                              MAX
COLUMN NAME                                 DESCRIPTION                     DECIMAL      FORMAT COMMENT      SIZE
----------------------   ------------------------------------------------   -------   --------------------   ----
EACH FILE REQUIRES THE FOLLOWING FIELDS:

SER_INVESTOR_NBR         A value assigned by the Servicer to define a                 Text up to 20 digits    20
                         group of loans.

LOAN_NBR                 A unique identifier assigned to each loan by                 Text up to 10 digits    10
                         the investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                    Text up to 10 digits    10
                         Servicer. This may be different than the
                         LOAN_NBR.

SCHED_PAY_AMT            Scheduled monthly principal and scheduled             2      No commas(,) or         11
                         interest payment that a borrower is expected to              dollar signs ($)
                         pay, P&I constant.

NOTE_INT_RATE            The loan interest rate as reported by the             4      Max length of 6          6
                         Servicer.

NET_INT_RATE             The loan gross interest rate less the service         4      Max length of 6          6
                         fee rate as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as reported        4      Max length of 6          6
                         by the Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as               2      No commas(,) or         11
                         reported by the Servicer.                                    dollar signs ($)

NEW_PAY_AMT              The new loan payment amount as reported by the        2      No commas(,) or         11
                         Servicer.                                                    dollar signs ($)

NEW_LOAN_RATE            The new loan rate as reported by the Servicer.        4      Max length of 6          6


ARM_INDEX_RATE           The index the Servicer is using to calculate a        4      Max length of 6          6
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the        2      No commas(,) or         11
                         beginning of the processing cycle.                           dollar signs ($)

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the        2      No commas(,) or         11
                         end of the processing cycle.                                 dollar signs ($)

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that                 MM/DD/YYYY              10
                         the borrower's next payment is due to the
                         Servicer, as reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.           2      No commas(,) or         11
                                                                                      dollar signs ($)

SERV_CURT_DATE_1         The curtailment date associated with the first               MM/DD/YYYY              10
                         curtailment amount.

CURT_ADJ_ AMT_1          The curtailment interest on the first                 2      No commas(,) or         11
                         curtailment amount, if applicable.                           dollar signs ($)

SERV_CURT_AMT_2          The second curtailment amount to be applied.          2      No commas(,) or         11
                                                                                      dollar signs ($)

SERV_CURT_DATE_2         The curtailment date associated with the second              MM/DD/YYYY              10
                         curtailment amount.

CURT_ADJ_ AMT_2          The curtailment interest on the second                2      No commas(,) or         11
                         curtailment amount, if applicable.                           dollar signs ($)

EXHIBIT 1: CONTINUED STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                              MAX
COLUMN NAME                                 DESCRIPTION                     DECIMAL      FORMAT COMMENT      SIZE
----------------------   ------------------------------------------------   -------   --------------------   ----
SERV_CURT_AMT_3          The third curtailment amount to be applied.           2      No commas(,) or         11
                                                                                      dollar signs ($)

SERV_CURT_DATE_3         The curtailment date associated with the third               MM/DD/YYYY              10
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third                 2      No commas(,) or         11
                         curtailment amount, if applicable.                           dollar signs ($)

PIF_AMT                  The loan "paid in full" amount as reported by         2      No commas(,) or         11
                         the Servicer.                                                dollar signs ($)

PIF_DATE                 The paid in full date as reported by the                     MM/DD/YYYY              10
                         Servicer.

ACTION_CODE              The standard FNMA numeric code used to indicate              Action Code Key:         2
                         the default/delinquent status of a particular                15=Bankruptcy,
                         loan.                                                        30=Foreclosure, ,
                                                                                      60=PIF,
                                                                                      63=Substitution,
                                                                                      65=Repurchase,70=REO

INT_ADJ_AMT              The amount of the interest adjustment as              2      No commas(,) or         11
                         reported by the Servicer.                                    dollar signs ($)

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if          2      No commas(,) or         11
                         applicable.                                                  dollar signs ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.       2      No commas(,) or         11
                                                                                      dollar signs ($)

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss,         2      No commas(,) or         11
                         if applicable.                                               dollar signs ($)

PLUS THE FOLLOWING APPLICABLE FIELDS:

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due        2      No commas(,) or         11
                         at the beginning of the cycle date to be passed              dollar signs ($)
                         through to investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to                2      No commas(,) or         11
                         investors at the end of a processing cycle.                  dollar signs ($)

SCHED_PRIN_AMT           The scheduled principal amount as reported by         2      No commas(,) or         11
                         the Servicer for the current cycle -- only                   dollar signs ($)
                         applicable for Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the          2      No commas(,) or         11
                         service fee amount for the current cycle as                  dollar signs ($)
                         reported by the Servicer -- only applicable for
                         Scheduled/Scheduled Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the          2      No commas(,) or         11
                         Servicer for the current reporting cycle --                  dollar signs ($)
                         only applicable for Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the             2      No commas(,) or         11
                         service fee amount for the current reporting                 dollar signs ($)
                         cycle as reported by the Servicer -- only
                         applicable for Actual/Actual Loans.

PREPAY_PENALTY_ AMT      The penalty amount received when a borrower           2      No commas(,) or         11
                         prepays on his loan as reported by the                       dollar signs ($)
                         Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan            2      No commas(,) or         11
                         waived by the servicer.                                      dollar signs ($)

EXHIBIT 1: CONTINUED STANDARD LOAN LEVEL FILE LAYOUT

                                                                                                              MAX
COLUMN NAME                                 DESCRIPTION                     DECIMAL      FORMAT COMMENT      SIZE
----------------------   ------------------------------------------------   -------   --------------------   ----
MOD_DATE                 The Effective Payment Date of the Modification               MM/DD/YYYY              10
                         for the loan.

MOD_TYPE                 The Modification Type.                                       Varchar - value can     30
                                                                                      be alpha or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest        2      No commas(,) or         11
                         advances made by Servicer.                                   dollar signs ($)

BREACH_FLAG              Flag to indicate if the repurchase of a loan is              Y=Breach                 1
                         due to a breach of Representations and                       N=NO Breach
                         Warranties                                                   Let blank if N/A

SER_INVESTOR_NBR         A value assigned by the Servicer to define a                 Text up to 20 digits    20
                         group of loans.

LOAN_NBR                 A unique identifier assigned to each loan by the             Text up to 10 digits    10
                         investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the                    Text up to 10 digits    10
                         Servicer. This may be different than the
                         LOAN_NBR.

PREPAY_PENALTY_ AMT      The penalty amount received when a borrower           2      No commas(,) or         11
                         prepays on his loan as reported by the                       dollar signs ($)
                         Servicer.

PREPAY_PENALTY_ WAIVED   The prepayment penalty amount for the loan            2      No commas(,) or         11
                         waived by the servicer.                                      dollar signs ($)

ACTION_CODE              The standard FNMA numeric code used to indicate              Action Code Key:         2
                         the default/delinquent status of a particular                15=Bankruptcy,
                         loan.                                                        30=Foreclosure, ,
                                                                                      60=PIF,
                                                                                      63=Substitution,
                                                                                      65=Repurchase,70=REO

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the             MM/DD/YYYY              10
                         borrower's next payment is due to the Servicer,
                         as reported by Servicer.

                                    EXHIBIT M

EXHIBIT: FORM OF STANDARD FILE LAYOUT - DELINQUENCY REPORTING

* The column/header names in BOLD are the minimum fields Wells Fargo must receive from every Servicer

COLUMN/HEADER NAME                                   DESCRIPTION                       DECIMAL   FORMAT COMMENT
------------------------------   ---------------------------------------------------   -------   --------------
SERVICER_LOAN_NBR                A unique number assigned to a loan by the
                                 Servicer.  This may be different than the LOAN_NBR

LOAN_NBR A unique identifier assigned to each loan by the originator.

CLIENT_NBR                       Servicer Client Number

SERV_INVESTOR_NBR                Contains a unique number as assigned by an
                                 external servicer to identify a group of loans in
                                 their system.

BORROWER_FIRST_NAME              First Name of the Borrower.

BORROWER_LAST_NAME               Last name of the borrower.

PROP_ADDRESS                     Street Name and Number of Property

PROP_STATE                       The state where the  property located.

PROP_ZIP                         Zip code where the property is located.

BORR_NEXT_PAY_DUE_DATE           The date that the borrower's next payment is due                 MM/DD/YYYY
                                 to the servicer at the end of processing cycle, as
                                 reported by Servicer.

LOAN_TYPE                        Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE            The date a particular bankruptcy claim was filed.                MM/DD/YYYY

BANKRUPTCY_CHAPTER_CODE          The chapter under which the bankruptcy was filed.

BANKRUPTCY_CASE_NBR              The case number assigned by the court to the
                                 bankruptcy filing.

POST_PETITION_DUE_DATE           The payment due date once the bankruptcy has been                MM/DD/YYYY
                                 approved by the courts

BANKRUPTCY_DCHRG_DISM_DATE       The Date The Loan Is Removed From Bankruptcy.                    MM/DD/YYYY
                                 Either by Dismissal, Discharged and/or a Motion
                                 For Relief Was Granted.

LOSS_MIT_APPR_DATE               The Date The Loss Mitigation Was Approved By The                 MM/DD/YYYY
                                 Servicer

LOSS_MIT_TYPE                    The Type Of Loss Mitigation Approved For A Loan
                                 Such As;

LOSS_MIT_EST_COMP_DATE           The Date The Loss Mitigation /Plan Is Scheduled To               MM/DD/YYYY
                                 End/Close

LOSS_MIT_ACT_COMP_DATE           The Date The Loss Mitigation Is Actually Completed               MM/DD/YYYY

FRCLSR_APPROVED_DATE             The date DA Admin sends a letter to the servicer                 MM/DD/YYYY
                                 with instructions to begin foreclosure proceedings.

ATTORNEY_REFERRAL_DATE           Date File Was Referred To Attorney to Pursue                     MM/DD/YYYY
                                 Foreclosure

FIRST_LEGAL_DATE                 Notice of 1st legal filed by an Attorney in a                    MM/DD/YYYY
                                 Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE        The date by which a foreclosure sale is expected                 MM/DD/YYYY
                                 to occur.

FRCLSR_SALE_DATE                 The actual date of the foreclosure sale.                         MM/DD/YYYY

FRCLSR_SALE_AMT                  The amount a property sold for at the foreclosure        2       No commas(,)
                                 sale.                                                            or dollar
                                                                                                  signs ($)

EVICTION_START_DATE              The date the servicer initiates eviction of the                  MM/DD/YYYY
                                 borrower.

EVICTION_COMPLETED_DATE          The date the court revokes legal possession of the               MM/DD/YYYY
                                 property from the borrower.

LIST_PRICE                       The price at which an REO property is marketed.          2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

LIST_DATE                        The date an REO property is listed at a particular               MM/DD/YYYY
                                 price.

OFFER_AMT                        The dollar value of an offer for an REO property.        2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

OFFER_DATE_TIME                  The date an offer is received by DA Admin or by                  MM/DD/YYYY
                                 the Servicer.

REO_CLOSING_DATE                 The date the REO sale of the property is scheduled               MM/DD/YYYY
                                 to close.

REO_ACTUAL_CLOSING_DATE          Actual Date Of REO Sale                                          MM/DD/YYYY

OCCUPANT_CODE                    Classification of how the property is occupied.

PROP_CONDITION_CODE              A code that indicates the condition of the
                                 property.

PROP_INSPECTION_DATE             The date a  property inspection is performed.                    MM/DD/YYYY

APPRAISAL_DATE                   The date the appraisal was done.                                 MM/DD/YYYY

CURR_PROP_VAL                     The current "as is" value of the property based         2
                                 on brokers price opinion or appraisal.

REPAIRED_PROP_VAL                The amount the property would be worth if repairs        2
                                 are completed pursuant to a broker's price opinion
                                 or appraisal.

IF APPLICABLE:

DELINQ_STATUS_CODE               FNMA Code Describing Status of Loan

DELINQ_REASON_CODE               The circumstances which caused a borrower to stop
                                 paying on a loan.   Code indicates the reason why
                                 the loan is in default for this cycle.

MI_CLAIM_FILED_DATE              Date Mortgage Insurance Claim Was Filed With                     MM/DD/YYYY
                                 Mortgage Insurance Company.

MI_CLAIM_AMT                     Amount of Mortgage Insurance Claim Filed                         No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

MI_CLAIM_PAID_DATE               Date Mortgage Insurance Company Disbursed Claim                  MM/DD/YYYY
                                 Payment

MI_CLAIM_AMT_PAID                Amount Mortgage Insurance Company Paid On Claim          2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

POOL_CLAIM_FILED_DATE            Date Claim Was Filed With Pool Insurance Company                 MM/DD/YYYY

POOL_CLAIM_AMT                   Amount of Claim Filed With Pool Insurance Company        2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

POOL_CLAIM_PAID_DATE             Date Claim Was Settled and The Check Was Issued By               MM/DD/YYYY
                                 The Pool Insurer

POOL_CLAIM_AMT_PAID              Amount Paid On Claim By Pool Insurance Company           2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

FHA_PART_A_CLAIM_FILED_DATE      Date FHA Part A Claim Was Filed With HUD                         MM/DD/YYYY

FHA_PART_A_CLAIM_AMT             Amount of FHA Part A Claim Filed                         2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

FHA_PART_A_CLAIM_PAID_DATE       Date HUD Disbursed Part A Claim Payment                          MM/DD/YYYY

FHA_PART_A_CLAIM_PAID_AMT        Amount HUD Paid on Part A Claim                          2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

FHA_PART_B_CLAIM_FILED_DATE      Date FHA Part B Claim Was Filed With HUD                         MM/DD/YYYY

FHA_PART_B_CLAIM_AMT             Amount of FHA Part B Claim Filed                         2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

FHA_PART_B_CLAIM_PAID_DATE       Date HUD Disbursed Part B Claim Payment                          MM/DD/YYYY

FHA_PART_B_CLAIM_PAID_AMT        Amount HUD Paid on Part B Claim                          2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

VA_CLAIM_FILED_DATE              Date VA Claim Was Filed With the Veterans Admin                  MM/DD/YYYY

VA_CLAIM_PAID_DATE               Date Veterans Admin. Disbursed VA Claim Payment                  MM/DD/YYYY

VA_CLAIM_PAID_AMT                Amount Veterans Admin. Paid on VA Claim                  2       No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

MOTION_FOR_RELIEF_DATE           The date the Motion for Relief was filed                     10  MM/DD/YYYY

FRCLSR_BID_AMT                   The foreclosure sale bid amount                              11  No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

FRCLSR_SALE_TYPE                 The foreclosure sales results: REO, Third Party,
                                 Conveyance to HUD/VA

REO_PROCEEDS                     The net proceeds from the sale of the REO                        No commas(,)
                                 property.                                                        or dollar
                                                                                                  signs ($)

BPO_DATE                         The date the BPO was done.

CURRENT_FICO                     The current FICO score

HAZARD_CLAIM_FILED_DATE          The date the Hazard Claim was filed with the                 10  MM/DD/YYYY
                                 Hazard Insurance Company.

HAZARD_CLAIM_AMT                 The amount of the Hazard Insurance Claim filed.              11  No commas(,)
                                                                                                  or dollar
                                                                                                  signs ($)

HAZARD_CLAIM_PAID_DATE           The date the Hazard Insurance Company disbursed              10  MM/DD/YYYY
                                 the claim payment.

HAZARD_CLAIM_PAID_AMT            The amount the Hazard Insurance Company paid on              11  No commas(,)
                                 the claim.                                                       or dollar
                                                                                                  signs ($)

ACTION_CODE                      Indicates loan status                                            Number

NOD_DATE                                                                                          MM/DD/YYYY

NOI_DATE                                                                                          MM/DD/YYYY

ACTUAL_PAYMENT_PLAN_START_DATE                                                                    MM/DD/YYYY

ACTUAL_PAYMENT_ PLAN_END_DATE

ACTUAL_REO_START_DATE                                                                             MM/DD/YYYY

REO_SALES_PRICE                                                                                   Number

REALIZED_LOSS/GAIN               As defined in the Servicing Agreement                            Number

EXHIBIT 2: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

     -    ASUM- Approved Assumption

     -    BAP-  Borrower Assistance Program

     -    CO-   Charge Off

     -    DIL-  Deed-in-Lieu

     -    FFA-  Formal Forbearance Agreement

     -    MOD-  Loan Modification

     -    PRE-  Pre-Sale

     -    SS-   Short Sale

     -    MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

     -    Mortgagor

     -    Tenant

     -    Unknown

     -    Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

     -    Damaged

     -    Excellent

     -    Fair

     -    Gone

     -    Good

     -    Poor

     -    Special Hazard

     -    Unknown

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

DELINQUENCY CODE   DELINQUENCY DESCRIPTION
----------------   -----------------------------------------
001                FNMA-Death of principal mortgagor
002                FNMA-Illness of principal mortgagor
003                FNMA-Illness of mortgagor's family member
004                FNMA-Death of mortgagor's family member
005                FNMA-Marital difficulties
006                FNMA-Curtailment of income
007                FNMA-Excessive Obligation
008                FNMA-Abandonment of property
009                FNMA-Distant employee transfer
011                FNMA-Property problem
012                FNMA-Inability to sell property
013                FNMA-Inability to rent property
014                FNMA-Military Service
015                FNMA-Other
016                FNMA-Unemployment
017                FNMA-Business failure
019                FNMA-Casualty loss
022                FNMA-Energy environment costs
023                FNMA-Servicing problems
026                FNMA-Payment adjustment
027                FNMA-Payment dispute
029                FNMA-Transfer of ownership pending
030                FNMA-Fraud
031                FNMA-Unable to contact borrower
INC                FNMA-Incarceration

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:

STATUS CODE   STATUS DESCRIPTION
-----------   ------------------------------------------
09            Forbearance
17            Pre-foreclosure Sale Closing Plan Accepted
24            Government Seizure
26            Refinance
27            Assumption
28            Modification
29            Charge-Off
30            Third Party Sale
31            Probate
32            Military Indulgence
43            Foreclosure Started
44            Deed-in-Lieu Started
49            Assignment Completed
61            Second Lien Considerations
62            Veteran's Affairs-No Bid
63            Veteran's Affairs-Refund
64            Veteran's Affairs-Buydown
65            Chapter 7 Bankruptcy
66            Chapter 11 Bankruptcy
67            Chapter 13 Bankruptcy

                                    EXHIBIT N

EXHIBIT: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

     NOTE: DO NOT NET OR COMBINE ITEMS. SHOW ALL EXPENSES INDIVIDUALLY AND ALL CREDITS AS SEPARATE LINE ITEMS. CLAIM PACKAGES ARE DUE ON THE REMITTANCE REPORT DATE. LATE SUBMISSIONS MAY RESULT IN CLAIMS NOT BEING PASSED UNTIL THE FOLLOWING MONTH. THE SERVICER IS RESPONSIBLE TO REMIT ALL FUNDS PENDING LOSS APPROVAL AND /OR RESOLUTION OF ANY DISPUTED ITEMS.

1.

2. The numbers on the 332 form correspond with the numbers listed below.

     LIQUIDATION AND ACQUISITION EXPENSES:

     1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

     4-12. Complete as applicable. Required documentation:

          * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

          *    For escrow advances - complete payment history

               (to calculate advances from last positive escrow balance forward)

          * Other expenses - copies of corporate advance history showing all payments

          *    REO repairs > $1500 require explanation

          *    REO repairs >$3000 require evidence of at least 2 bids.

          * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

     *    Unusual or extraordinary items may require further documentation.

13.  The total of lines 1 through 12.

3. CREDITS:

14-21. Complete as applicable. Required documentation:

     * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney

          Letter of Proceeds Breakdown.

     *    Copy of EOB for any MI or gov't guarantee

     *    All other credits need to be clearly defined on the 332 form

22.  The total of lines 14 through 21.

Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

TOTAL REALIZED LOSS (OR AMOUNT OF ANY GAIN)

23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

EXHIBIT 3A: CALCULATION OF REALIZED LOSS/GAIN FORM 332


Prepared by: ________________________   Date: __________________________________
Phone: ______________________________   Email Address: _________________________

Servicer Loan No.           Servicer Name               Servicer Address

_________________________   _________________________   ________________________

WELLS FARGO BANK, N.A. LOAN NO._____________________________

Borrower's Name: _________________________________________________________
Property Address: _________________________________________________________

LIQUIDATION TYPE: REO SALE    3RD PARTY SALE    SHORT SALE    CHARGE OFF

WAS THIS LOAN GRANTED A BANKRUPTCY DEFICIENCY OR CRAMDOWN     YES     NO
If "Yes", provide deficiency or cramdown amount _______________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)  Actual Unpaid Principal Balance of Mortgage Loan           $_______________(1)
(2)  Interest accrued at Net Rate                               ________________(2)
(3)  Accrued Servicing Fees                                     ________________(3)
(4)  Attorney's Fees                                            ________________(4)
(5)  Taxes (see page 2)                                         ________________(5)
(6)  Property Maintenance                                       ________________(6)
(7)  MI/Hazard Insurance Premiums (see page 2)                  ________________(7)
(8)  Utility Expenses                                           ________________(8)
(9)  Appraisal/BPO                                              ________________(9)
(10) Property Inspections                                       ________________(10)
(11) FC Costs/Other Legal Expenses                              ________________(11)
(12) Other (itemize)                                            ________________(12)
          Cash for Keys______________________________________   ________________(12)
          HOA/Condo Fees_____________________________________   ________________(12)
          ___________________________________________________   ________________(12)
          TOTAL EXPENSES                                        $_______________(13)

CREDITS:
(14) Escrow Balance                                             $_______________(14)
(15) HIP Refund                                                 ________________(15)
(16) Rental Receipts                                            ________________(16)
(17) Hazard Loss Proceeds                                       ________________(17)
(18) Primary Mortgage Insurance / Gov't Insurance               ________________(18a)
HUD Part A

HUD Part B                                                      ________________(18b)

(19) Pool Insurance Proceeds                                    ________________(19)
(20) Proceeds from Sale of Acquired Property                    ________________(20)
(21) Other (itemize)                                            ________________(21)
     ________________________________________________________   ________________(21)

     TOTAL CREDITS                                              $_______________(22)
TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                         $_______________(23)

ESCROW DISBURSEMENT DETAIL

   TYPE                   PERIOD OF
(TAX /INS.)   DATE PAID    COVERAGE   TOTAL PAID   BASE AMOUNT   PENALTIES   INTEREST
-----------   ---------   ---------   ----------   -----------   ---------   --------


                                    EXHIBIT O

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";

                                     SERVICING CRITERIA                                       APPLICABLE
-------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                      CRITERIA                                    CRITERIA
----------------   ------------------------------------------------------------------------   ----------
                                       GENERAL SERVICING CONSIDERATIONS

1122(d)(1)(i)      Policies and procedures are instituted to monitor any performance or            X
                   other triggers and events of default in accordance with the transaction agreements.

1122(d)(1)(ii)     If any material servicing activities are outsourced to third parties,           X
                   policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)    Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

1122(d)(1)(iv)     A fidelity bond and errors and omissions policy is in effect on the             X
                   party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

                                      CASH COLLECTION AND ADMINISTRATION

1122(d)(2)(i)      Payments on mortgage loans are deposited into the appropriate custodial         X
                   bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)     Disbursements made via wire transfer on behalf of an obligor or to an           X
                   investor are made only by authorized personnel.

1122(d)(2)(iii)    Advances of funds or guarantees regarding collections, cash flows or            X
                   distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)     The related accounts for the transaction, such as cash reserve accounts         X
                   or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

                                     SERVICING CRITERIA                                       APPLICABLE
-------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                      CRITERIA                                    CRITERIA
----------------   ------------------------------------------------------------------------   ----------
1122(d)(2)(v)      Each custodial account is maintained at a federally insured depository          X
                   institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities
                   Exchange Act.

1122(d)(2)(vi)     Unissued checks are safeguarded so as to prevent unauthorized access.           X

1122(d)(2)(vii)    Reconciliations are prepared on a monthly basis for all asset-backed            X
                   securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (a)
                   mathematically accurate; (b) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (c) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                                      INVESTOR REMITTANCES AND REPORTING

1122(d)(3)(i)      Reports to investors, including those to be filed with the Commission,         [X]
                   are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (a) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (b) provide information calculated in accordance with the terms specified in the transaction agreements; (c) are filed with the Commission as required by its rules and regulations; and (D)
                   agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)     Amounts due to investors are allocated and remitted in accordance with         [X]
                   timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)    Disbursements made to an investor are posted within two business days to       [X]
                   the Servicer's investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)     Amounts remitted to investors per the investor reports agree with              [X]
                   cancelled checks, or other form of payment, or custodial bank statements.

                                     SERVICING CRITERIA                                       APPLICABLE
-------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                      CRITERIA                                    CRITERIA
----------------   ------------------------------------------------------------------------   ----------
                                           POOL ASSET ADMINISTRATION

1122(d)(4)(i)      Collateral or security on mortgage loans is maintained as required by           X
                   the transaction agreements or related mortgage loan documents.

1122(d)(4)(ii)     Mortgage loan and related documents are safeguarded as required by the         [X]
                   transaction agreements

1122(d)(4)(iii)    Any additions, removals or substitutions to the asset pool are made,            X
                   reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)     Payments on mortgage loans, including any payoffs, made in accordance           X
                   with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)      The Servicer's records regarding the mortgage loans agree with the              X
                   Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)     Changes with respect to the terms or status of an obligor's mortgage            X
                   loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

1122(d)(4)(vii)    Loss mitigation or recovery actions (e.g., forbearance plans,                   X
                   modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)   Records documenting collection efforts are maintained during the period         X
                   a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

                                     SERVICING CRITERIA                                       APPLICABLE
-------------------------------------------------------------------------------------------    SERVICING
    REFERENCE                                      CRITERIA                                    CRITERIA
----------------   ------------------------------------------------------------------------   ----------
1122(d)(4)(ix)     Adjustments to interest rates or rates of return for mortgage loans with        X
                   variable rates are computed based on the related mortgage loan documents.

1122(d)(4)(x)      Regarding any funds held in trust for an obligor (such as escrow                X
                   accounts): (a) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (b) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (c) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)     Payments made on behalf of an obligor (such as tax or insurance                [X]
                   payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

1122(d)(4)(xii)    Any late payment penalties in connection with any payment to be made on        [X]
                   behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)   Disbursements made on behalf of an obligor are posted within two               [X]
                   business days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)    Delinquencies, charge-offs and uncollectible accounts are recognized and        X
                   recorded in accordance with the transaction agreements.

1122(d)(4)(xv)     Any external enhancement or other support, identified in Item 1114(a)(1)
                   through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.

                                        [WACHOVIA MORTGAGE CORPORATION]
                                        [NAME OF SUBSERVICER]

                                        Date:
                                              ----------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------